[MONMOUTH COMMUNITY BANCORP LETTERHEAD]

                                 April 26, 2004

Dear Shareholder:

      You are cordially invited to attend the annual meeting of shareholders of Monmouth Community Bancorp ("Bancorp") to be held at the Ocean Grove branch of Monmouth Community Bank, National Association (the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 27, 2004 at 6:00 p.m., local time.

      At the annual meeting, you will be asked to elect ten (10) nominees for director and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof. At this time, the Board of Directors of Bancorp is not aware of any matter that will be presented to the shareholders of Bancorp at the annual meeting other than the election of directors.

      It is important that your shares of Bancorp common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

                                                  Very truly yours,


                                                  /s/ Anthony Giordano, III

                                                  Anthony Giordano, III
                                                  Secretary

                           MONMOUTH COMMUNITY BANCORP
                                627 Second Avenue
                          Long Branch, New Jersey 07740
                                 (732) 571-1300

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 27, 2004

                          ----------------------------

To the Shareholders of
Monmouth Community Bancorp:

      NOTICE IS HEREBY GIVEN, that the annual meeting of shareholders (the "Annual Meeting") of Monmouth Community Bancorp ( "Bancorp") will be held at the Ocean Grove branch of Monmouth Community Bank, National Association (the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 27, 2004 at 6:00 p.m., local time, for the following purposes:

      1. To elect ten (10) nominees for director who will serve on Bancorp's Board of Directors for the following year and until their successors have been elected and qualify; and

      2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

      Shareholders of record at the close of business on April 5, 2004, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

      Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to Bancorp, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of Bancorp recommends that you vote "FOR" each of the nominees for director.

                                            By Order of the Board of Directors


                                            /s/ Anthony Giordano, III

                                            Anthony Giordano, III
                                            Secretary

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                           MONMOUTH COMMUNITY BANCORP

                  --------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                  --------------------------------------------

General Information

      This Proxy Statement is being furnished to the holders of common stock, with a par value of $.01 per share ("Common Stock"), of Monmouth Community Bancorp ("Bancorp") in connection with the solicitation of proxies by the Board of Directors of Bancorp (the "Board" or "Board of Directors") for use at the annual meeting of shareholders of Bancorp to be held at 6:00 p.m. on Thursday, May 27, 2004 at the Ocean Grove branch of Monmouth Community Bank, National Association ("Monmouth Community Bank" or the "Bank"), located at 61 Main Avenue, Ocean Grove, New Jersey (the "Annual Meeting"). The Board of Directors has fixed the close of business on April 5, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

      At the Annual Meeting, shareholders of Bancorp will consider and vote upon the election of ten (10) nominees for director and any other business as may properly come before the Annual Meeting.

      Shareholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted "FOR" the election of each of the nominees for director. Neither the Board nor management of Bancorp is aware, to date, of any matter being presented at the Annual Meeting other than the election of directors, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

      Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by Bancorp. It is not anticipated that any compensation will be paid for soliciting proxies, and Bancorp does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of Bancorp, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

      This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 26, 2004.

Voting Securities

      Shareholders of record at the close of business on April 5, 2004 are entitled to one vote for each share of Common Stock then held by them. As of that date, Bancorp had 1,550,588 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

      Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. Under New Jersey law, any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates.

Principal Shareholders and Security Ownership of Management

      The following table sets forth information as of April 5, 2004, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Bancorp's Common Stock, which is the only class of Bancorp capital stock with shares issued and outstanding, by (i) each Bancorp director, (ii) James S. Vaccaro, Richard O. Lindsey and Kevin W. Hunt, the only Named Executive Officers (as defined below) of Bancorp, and (iii) all directors and executive officers of Bancorp and the Bank as a group.

                                                                             Beneficial Ownership of
                                                                              Bancorp's Common Stock
                                                                        -----------------------------------
                                                                                                Percent of
Name of Beneficial Owner - Directors and Officers (1)                   No. of Shares (2)          Class
-----------------------------------------------------                   -----------------       -----------
James G. Aaron, Esq. (3)(4)...................................                75,799               4.87%

Mark R. Aikins, Esq. (3)(5)...................................                32,277               2.07%

Nicholas A. Alexander, C.P.A. (3)(6)..........................                25,782               1.66%

John A. Brockriede (3)(7).....................................               147,599               9.48%

Kevin W. Hunt (8)(9)..........................................                11,520               0.74%

Richard O. Lindsey (3)(10)(11)................................                29,301               1.87%

John F. McCann (3)(12)........................................                64,426               4.14%

Harold M. Miller, Jr. (3)(13).................................                66,713               4.29%

                                                                             Beneficial Ownership of
                                                                              Bancorp's Common Stock
                                                                        -----------------------------------
                                                                                                Percent of
Name of Beneficial Owner - Directors and Officers (1)                   No. of Shares (2)          Class
-----------------------------------------------------                   -----------------       -----------
Carmen M. Penta, C.P.A. (3)(14)...............................                28,659               1.46%

Mark G. Solow (3)(15).........................................                58,914               3.79%

James S. Vaccaro (3)(16)(17)..................................                38,320               2.45%

All Executive Officers and
Directors as a Group (13 persons) (4)(5)(6)(7)(8)
(10)(12)(13)(14)(15)(16)(18)(19)..............................               593,739              35.98%

(1) All directors and officers listed in this table maintain a mailing address at 627 Second Avenue, Long Branch, New Jersey 07740.

(2) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Bancorp's Common Stock if he or she has voting or investment power with respect to such security. This includes shares (i) subject to options exercisable within sixty (60) days, and (ii)(a) owned by a spouse, (b) owned by other immediate family members, or (c) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(3)   Such person serves as a director of Bancorp.

(4) Includes 5,913 shares subject to currently exercisable stock options; 9,556 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron; and 6,601 shares registered in the name of Mr. Aaron as trustee for the Trust Under the Will of Leslie B. Aaron, Mr. Aaron's father. Mr. Aaron disclaims any beneficial ownership to the shares held in the aforementioned trust. Also includes 11,979 shares registered in the name of ERBA Co., Inc., in which Mr. Aaron has an ownership interest and serves as vice president. Mr. Aaron disclaims beneficial ownership of these securities except to the extent of his ownership interest in ERBA Co., Inc. Also includes 15,837 shares registered in the name of the Aaron Family Limited Partnership, of which Mr. Aaron is a partner. Mr. Aaron disclaims beneficial ownership of these securities except to the extent of his partnership interest in the Aaron Family Limited Partnership. Also includes 2,768 shares registered in the name of the David Ritter Trust and 2,768 shares registered in the name of the Randy Ritter Trust, of which Mr. Aaron is a trustee. Mr. Aaron disclaims any beneficial ownership to the shares held in these trusts. Also includes 8,116 shares held in trusts for the benefit of Mr. Aaron's family members of which Mr. Aaron's spouse is trustee; 1,214 shares registered in the name of Mr. Aaron's spouse; and 3,478 shares held in an Individual Retirement Account with Bear Stearns for the benefit of Mr. Aaron's spouse. Mr. Aaron disclaims any beneficial ownership to the shares held in these trusts, the shares held by his spouse and the shares held for the benefit of his spouse.

(5) Includes 5,913 shares subject to currently exercisable stock options; 25,880 shares held in a Simplified Employee Pension/Individual Retirement Account by Merrill Lynch as custodian for the benefit of Mr. Aikins; and 484 shares held by Mr. Aikins for the benefit of his children under the Uniform Transfers to Minors Act, as to which shares he disclaims any beneficial interest.

(6) Includes 5,913 shares subject to currently exercisable stock options; and 2,205 shares held in an Individual Retirement Account with Smith Barney for the benefit of Mr. Alexander. Also includes 522 shares held by Mr. Alexander for the benefit of his grandchildren under the Uniform Transfers to Minors Act. Mr. Alexander disclaims beneficial ownership of the securities held by his grandchildren.

(7) Includes 5,913 shares subject to currently exercisable stock options. Also includes 9,837 shares held in an Individual Retirement Account and 1,268 shares held in a Simplified Employee Pension Plan both by PaineWebber as custodian for the benefit of Mr. Brockriede. Includes 35,561 shares held by CJM Management, L.L.C., of which Mr. Brockriede is an Administrative Member. Mr. Brockriede disclaims beneficial ownership of these securities except to the extent of his ownership interest in CJM Management, L.L.C. Also includes 74,979 shares held jointly with Mr. Brockriede's spouse and 7,498 shares held in trusts for the benefit of Mr. Brockriede's family members of which Mr. Brockriede's spouse is trustee; and 390 shares held in an Individual Retirement Account by PaineWebber for the benefit of Mr. Brockriede's spouse. Mr. Brockriede disclaims beneficial ownership of the shares held in these trusts and the shares held by PaineWebber on behalf of Mr. Brockriede's spouse.

(8) Includes 9,625 shares subject to currently exercisable stock options; and 793 shares held as joint tenants with right of survivorship with Mr. Hunt's father, Bruce S. Hunt.

(9) Mr. Hunt serves as a Executive Vice President and the Senior Lending Officer of the Bank.

(10) Includes 17,150 shares subject to currently exercisable stock options; 3,645 shares held jointly with Donna A. Lindsey, Mr. Lindsey's wife; and 2,430 shares held by Wheat First Butcher Singer as custodian for Richard
      O. Lindsey's Individual Retirement Account.

(11)  Mr. Lindsey serves as the President of Bancorp and the Bank.

(12) Includes 5,913 shares subject to currently exercisable stock options; and 5,512 shares held in an Individual Retirement Account with Charles Schwab for the benefit of Mr. McCann. Also includes 6,076 shares held by Mary Ellen McCann, Mr. McCann's wife, as to which shares he disclaims any beneficial interest.

(13) Includes 5,913 shares subject to currently exercisable stock options; and 9,722 shares held equally by Mr. Miller's two sons. Mr. Miller disclaims any beneficial interest to the shares held by his two sons.

(14)  Includes 5,913 shares subject to currently exercisable stock options.

(15) Includes 5,913 shares subject to currently exercisable stock options; and 7,292 shares held jointly with Susan S. Solow, Mr. Solow's wife.

(16) Includes 12,888 shares subject to currently exercisable stock options; 15,514 shares held by Merrill Lynch Pierce Fenner & Smith as custodian for the benefit of James S. Vaccaro Simplified Employee Pension; 728 shares held by Mr. Vaccaro's son; and 972 shares held by Mr. Vaccaro as custodian for his daughters under the Uniform Transfers to Minors Act. Mr. Vaccaro disclaims any beneficial interest to the shares held by him as custodian for his children.

(17) Mr. Vaccaro serves as the Chairman of the Board and Chief Executive Officer of Bancorp and the Bank.

(18) Includes 7,832 shares subject to currently exercisable stock options held by Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Bancorp and the Bank; 784 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano; 778 shares held by Charles Schwab & Co. in an Individual Retirement Account for the benefit of Mr. Giordano's spouse, as to which shares he disclaims any beneficial interest, and 213 shares held by Mr. Giordano as custodian for his son under the Uniform Transfers to Minors Act, as to which shares he disclaims any beneficial interest.

(19) Includes 4,822 shares subject to currently exercisable stock options held by David A. O'Connor, a Senior Vice President of the Bank.

      The following table sets forth information as of April 5, 2004, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange
Act) of Bancorp's Common Stock by each person or group of persons known by Bancorp to be the beneficial owner of more than 5% of Bancorp's outstanding Common Stock.

                                                                   Beneficial Ownership of
                                                                    Bancorp's Common Stock
                                                             -----------------------------------
                                                                                      Percent of
Name of Beneficial Owner - 5% Shareholders                   No. of Shares (1)           Class
------------------------------------------                   -----------------        ----------
John A. Brockriede (2)(3)................................          147,599               9.48%
Linda J. Brockriede (3)(4) ..............................          147,599               9.48%
Solomon Dwek (5)(6)......................................          106,598               6.87%

(1) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Bancorp Common Stock if he or she has voting or investment power with respect to such security. This includes shares (i) subject to options exercisable within sixty (60) days, and (ii)(a) owned by a spouse, (b) owned by other immediate family members, or (c) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2) See footnotes (1), (3) and (7) of the table set forth under the caption "Name of Beneficial Owner - Directors and Officers."

(3) John A. Brockriede and Linda J. Brockriede together beneficially own a total of 147,599 shares of Bancorp's Common Stock which represents 9.48% of Bancorp's outstanding Common Stock.

(4) Includes (i) 74,979 shares held jointly with Mrs. Brockriede's husband, John A. Brockriede; (ii) 7,498 shares held in trusts for the benefit of Mrs. Brockriede's family members of which Mrs. Brockriede is trustee;
      (iii) 390 shares held in an Individual Retirement Account by PaineWebber for the benefit of Mrs. Brockriede; (iv) 5,913 shares subject to currently exercisable stock options previously granted to John A. Brockriede; (v) 9,837 shares held in an Individual Retirement Account and 1,268 shares held in a Simplified Employee Pension Plan both by PaineWebber as custodian for the benefit of John A. Brockriede; and (vi) 35,561 shares held by CJM Management, L.L.C., of which John A. Brockriede is an Administrative Member. Mrs. Brockriede disclaims beneficial ownership to all of the aforementioned securities with the exception of those held jointly with her husband and the securities held in an Individual Retirement Account for her benefit. Mrs. Brockriede's mailing address is 2 Van Court Avenue, Long Branch, New Jersey 07740.

(5) Mr. Dwek, a former director of Bancorp, maintains a mailing address at 200 Wall Street, P.O. Box 98, West Long Branch, New Jersey 07764.

(6) Includes 11,000 shares held in the name of Isaac Dwek and Pearl Pamela Dwek, as trustees for the Isaac Dwek Irrevocable Trust for the benefit of Isaac Dwek; 10,000 shares held in the name of the Raizel Dwek Irrevocable Trust with Pearl Pamela Dwek and Isaac Dwek as trustees; and 11,000 shares held in the name of Milo Dwek 1998 Irrevocable Trust, Solomon Dwek grantor, Pearl Pamela Dwek & Isaac Dwek trustees. Mr. Dwek disclaims beneficial ownership to the shares held in these trusts. Also includes (i) 330 shares held in an individual retirement account with Solomon Smith Barney for the benefit of Mr. Dwek; (ii) 330 shares held in an individual retirement account with Solomon Smith Barney for the benefit of Mr. Dwek's spouse; and (iii) 938 shares held in other individual retirement accounts for the benefit of Mr. Dwek's family members. Mr. Dwek disclaims any beneficial ownership to the shares held in these individual retirement accounts with the exception of the individual retirement account with Solomon Smith Barney for his benefit.

                              ELECTION OF DIRECTORS

      The By-laws of Bancorp provide that the number of directors shall not be less than three (3) directors nor more than fifteen (15) directors, and permit the exact number of directors to be determined from time to time by the Board. Currently, the Board has fixed the number of directors at ten (10).

Nomination Process

      Bancorp does not have a standing nominating committee or a nominating committee charter. Instead, Bancorp relies on those members of the Executive Committee of the Board who qualify as independent pursuant to the standards set forth by NASDAQ, the quotation system on which Bancorp's Common Stock is traded, to propose nominees for director for consideration by the full Board. The independent directors who serve on the Executive Committee consider the criteria set forth below when considering the nominees for director. Bancorp then relies on the judgment of the full Board in selecting the nominees for election. The nominees named herein were unanimously proposed to the full Board by the independent directors of the Executive Committee and then selected by the full Board as this year's nominees for director.

      The members of the Board as a whole believe that, at a minimum, the Board should be comprised of directors who have expertise that may be useful to Bancorp as well as directors who exhibit the highest personal and professional ethics. When considering nominees for director, the independent directors of the Executive Committee consider several factors, including: (i) relevant business experience; (ii) independence from management; (iii) judgment, skill, integrity and reputation; (iv) existing commitments and potential conflicts of interest;
(v) financial and accounting background; and (vi) the size and composition of the existing Board. Because the nominees named below are all sitting directors of Bancorp who are up for re-election at the Annual Meeting, the independent directors of the Executive Committee also considered each director's past performance on the Board.

      The independent directors of the Executive Committee will also consider nominees for director suggested by shareholders of Bancorp. The process by which a shareholder of Bancorp may suggest a nominee for director of Bancorp can be found under "Shareholder Proposals and Nominees for Director." The independent directors of the Executive Committee will apply the same criteria described above to any candidate suggested by a shareholder as well as evaluate any additional information required to be submitted therewith. Bancorp does not pay any fees to third parties to identify, evaluate or assist in identifying or evaluating potential director nominees.

Nominees

      It is intended that the proxies solicited by the Board will be voted "FOR" the ten (10) nominees listed below (unless a shareholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of both Bancorp and the Bank, a wholly-owned subsidiary of Bancorp. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Board of Directors

      Each candidate for director has been nominated to serve a one (1) year term to expire at the next annual meeting of shareholders of Bancorp. The name, address, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of Bancorp is set forth below:

Name and Address                         Age             Principal Occupation or Employment
----------------                         ---             ----------------------------------
James S. Vaccaro                          47             Chairman of the Board and Chief
613 N. Edgemere Drive                                    Executive Officer of Bancorp and the
West Allenhurst, NJ  07711                               Bank

John A. Brockriede                        69             Vice Chairman of the Board of Bancorp
2 Van Court Avenue                                       and the Bank and President of Monmouth
Long Branch, NJ  07740                                   Enterprises

Richard O. Lindsey                        64             President of Bancorp and the Bank
315 Hutchinson Avenue
Barrington, NJ  08007

James G. Aaron, Esq.                      59             Partner of Ansell, Zaro, Grimm & Aaron
10 Muncy Drive
West Long Branch, NJ  07764

Mark R. Aikins, Esq.                      44             Partner of Carton, Arvanitis, McGreevy,
14 North Ward Avenue                                     Argeris, Zager & Aikins, L.L.C.
Rumson, NJ  07760

Nicholas A. Alexander, C.P.A.             65             Retired Partner of KPMG LLP
79 West River Road
Rumson, NJ  07760

John F. McCann                            66             Retired Group President of Salomon Smith
135 Bingham Avenue                                       Barney
Rumson, NJ  07760

Harold M. Miller, Jr.                     64             President of Miller Energy, Inc.
126 Rick Road
Milford, NJ  08848

Name and Address                         Age             Principal Occupation or Employment
----------------                         ---             ----------------------------------
Carmen M. Penta, C.P.A.                   59             Officer of Amper, Politziner & Mattia,
8 DeCamp Court                                           P.A.
West Long Branch, NJ  07764

Mark G. Solow                             55             Co-founder of GarMark Advisors, L.L.C.
15 Page Drive
Red Bank, NJ  07701

      There are no family relationships among the current directors and executive officers of Bancorp. None of the executive officers or directors of Bancorp are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. Vaccaro, who serves as a director for LabVolt Systems, Inc.

      Each nominee for director of Bancorp elected to the Board shall also serve as a member of the Board of Directors of the Bank.

Biographical Information

      James S. Vaccaro has served as Chairman of the Board of Monmouth Community Bank and Bancorp since their inception, Chief Executive Officer of Monmouth Community Bank since April 3, 2000 and Chief Executive Officer of Bancorp since its inception. Mr. Vaccaro served as a Director of ASA, Inc., a health care consulting firm located in Somerset, New Jersey, from June 1999 to March 2000, and served as a Senior Vice President of The Concord Group, a health care consulting firm, from January 1997 to the acquisition of The Concord Group by ASA, Inc. in June 1999. Prior to his involvement with The Concord Group, Mr. Vaccaro was Executive Vice President and Chief Operating Officer of FOHP, Inc., a health maintenance organization based in Neptune, New Jersey. Prior to serving as an officer of FOHP, Inc., Mr. Vaccaro had significant experience in the banking industry. He was a member of the Board of Directors, Executive Vice President and Chief Financial Officer of The Central Jersey Bank & Trust Co., and, prior to his affiliation with The Central Jersey Bank & Trust Co., was a Manager of the Asset Services Division of Citibank, N.A. Mr. Vaccaro serves as Vice Chair of the Board of Trustees of Monmouth Medical Center, is a member of the Board of Trustees of Monmouth Medical Center Foundation; is a member of the Business Advisory Council of Monmouth University; is a member of the Board of Directors of the New Jersey Repertory Company; is a member of the Advisory Council of Interfaith Neighbors and is a member of Monmouth Council of Boy Scouts Endowment Advisory Board. In addition, Mr. Vaccaro is also on the Board of Directors of LabVolt Systems, Inc. He received his B.A. degree from Ursinus College and an advanced degree from Harvard Graduate School of Business. Mr. Vaccaro resides in West Allenhurst, New Jersey.

      John A. Brockriede is Vice Chairman of the Board of Monmouth Community Bank and Bancorp and is a local businessman who has owned and participated in various businesses in the Long Branch area for over 40 years. His business holdings include ownership and operation of two fast food restaurants; six apartment buildings encompassing 331 living units; an automobile agency; two shopping centers; commercial offices; and a self-storage facility. Mr. Brockriede also has over twenty years of banking experience, having been one of the founders of Jersey Shore Bank. Mr. Brockriede also served as a director of Jersey Shore Bank and its successor banks, National State Bank and Constellation Bancorp. He is a past director and president of Deal Golf and Country Club where he also served as Chairman of the House Committee, and is Chairman of the Building Committee for St. Michael's Church. Mr. Brockriede is also a member of the Board of Trustees of Monmouth Medical Center and the Board of Directors of the Juvenile Diabetes Research Foundation. Mr. Brockriede resides in Long Branch, New Jersey and serves as a Commissioner of the Long Branch Sewerage Authority. Mr. Brockriede has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      Richard O. Lindsey has been employed in the banking industry for over 35 years, has been President of Monmouth Community Bank since April 1, 1997, President of Bancorp since its inception and a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception. Mr. Lindsey also served as Chief Executive Officer of Monmouth Community Bank from April 1, 1997 to March 31, 2000. His last twelve years of banking service have been predominately in Monmouth County. From March, 1995 to March, 1997, he was Vice President and Senior Lending Officer for West Caldwell based First DeWitt Bank. From an office in Ocean Township, he was responsible for supervising all lending by First DeWitt, in addition to managing his own loan portfolio and providing commercial lending support to the bank's branches in Ocean and Monmouth Counties. From January, 1991 to February, 1995, Mr. Lindsey was employed by The Central Jersey Bank & Trust Co. as Executive Vice President and Senior Lending Officer with oversight responsibilities for commercial loans, commercial mortgages, residential mortgages, problem assets, and credit administration. From April, 1988 to December, 1990, he served as President and Chief Executive Officer of Covenant Bank for Savings, a savings bank located in Haddonfield, New Jersey. Prior to his position with Covenant Bank for Savings, Mr. Lindsey served in various positions at other New Jersey and Philadelphia banks, which gave him a broad base of experience in managing commercial and consumer lending functions, including asset based lending. Mr. Lindsey is active in community affairs and in connection therewith is currently serving on the Board of the United Methodist Homes of New Jersey; as Chairman of the New Beginnings Learning Center; as a trustee of the Methodist Hospital Foundation; as a member of the Methodist Hospital Division Committee of Thomas Jefferson University Hospitals, Inc.; and as a member of the Advisory Board of the Haddonfield Symphony Society. He is a past member of the Monmouth University Real Estate Institute and is the former Chairman of the Commercial Lending Committee of the New Jersey Bankers Association. Mr. Lindsey is a graduate of Gettysburg College from which he received a B.A. degree in economics. He resides in Barrington, New Jersey.

      James G. Aaron is a Partner in the law firm of Ansell, Zaro, Grimm & Aaron located in Ocean Township, New Jersey. Mr. Aaron Chairs the firm's Commercial Litigation, Municipal Law and Bankruptcy Practice Department. Mr. Aaron is licensed to practice law in the State of New Jersey, the United States District Court for the District of New Jersey and the United States District Court for the Eastern District of New York. Mr. Aaron also is licensed to practice before the United States Court of Claims. Mr. Aaron presently serves as the city attorney for the City of

Long Branch, as redevelopment counsel for the City of Asbury Park and is a member of the Monmouth County and New Jersey State Bar Associations. Mr. Aaron formerly served on the Advisory Board of the Jersey Shore Bank and has represented Colonial First National Bank, Midlantic/Merchants National Bank, Commerce Bank, Fidelity Union Bank and Monmouth County National Bank. Mr. Aaron also formerly served as a member of the Board of Directors of Medi-Hut Co., Inc. He is a member of the Hollywood Golf Club and a member of Temple Beth Miriam, where he previously served on the Board of Trustees. Mr. Aaron received his B.A. degree from Dickinson College in Carlisle, Pennsylvania and his law degree from New York University School of Law. Mr. Aaron resides in West Long Branch, New Jersey. Mr. Aaron has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      Mark R. Aikins is a Partner in the law firm of Carton, Arvanitis, McGreevy, Argeris, Zager & Aikins, L.L.C. located in Tinton Falls, New Jersey. Mr. Aikins is a member of the law firm's Management Committee, is licensed to practice law in the State of New Jersey and is a member of the Monmouth County and New Jersey State Bar Associations. His practice includes commercial matters, real estate and municipal law. He served as the President of the Monmouth-Ocean Development Council from 1996 to 1998 and currently serves as a trustee of the Rumson Country Day School. Mr. Aikins is also Chairman of the Board of Trustees of the Monmouth Museum. He formerly served on the Advisory Board of Summit Bank. Mr. Aikins is a member and former director of the Deal Golf and Country Club and has volunteered time for Habitat for Humanity of Long Branch, Inc. and The Battleship New Jersey Foundation. He received two Bachelor of Arts degrees from Brown University and a law degree from Seton Hall University School of Law. Mr. Aikins resides in Rumson, New Jersey. Mr. Aikins has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      Nicholas A. Alexander is a retired partner of KPMG LLP. Mr. Alexander's career with KPMG spanned a total of 35 years. He is a certified public accountant in the State of New Jersey, a member of The American Institute of Certified Public Accountants, and a member of the New Jersey State Society of Certified Public Accountants. Mr. Alexander received his undergraduate degree in accounting from King's College. Mr. Alexander resides in Rumson, New Jersey. Mr. Alexander has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      John F. McCann is recently retired from a 29-year career in the securities industry, most recently with Salomon Smith Barney where he served in various capacities including Group President and Senior Executive Vice President. Mr. McCann is a former member of the Boards of Directors of the financial services firms of Shearson American Express and Robinson Humphrey. Mr. McCann resides in Rumson, New Jersey. Mr. McCann became a member of the Board of Directors of Monmouth Community Bank on July 1, 1998 and has served as a member of the Board of Directors of Bancorp since its inception.

      Harold M. Miller, Jr. is the President of Miller Energy, Inc., a manufacturers' representative and a distributor of industrial and process equipment, with offices in South Plainfield, New Jersey and Exton, Pennsylvania. He is also a partner in Cashco, Inc., a manufacturer of regulators and control valves located in Ellsworth, Kansas. Mr. Miller received his B.A. degree from West Virginia Wesleyan College. Mr. Miller resides in Milford, New

Jersey. Mr. Miller has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      Carmen M. Penta, a Certified Public Accountant, is a partner in the firm of Amper, Politziner & Mattia, Certified Public Accountants and Consultants. Prior thereto, Mr. Penta was a partner in the accounting firm of Wiener, Penta & Goodman, P.C. Mr. Penta's primary sphere of influence is in Monmouth and Ocean counties, where his expertise includes tax matters; the specialized needs of medical professionals; national restaurant franchises; hotel, motel and recreational properties; and nursing homes and related government agencies. Mr. Penta's extensive expertise has allowed him to build a significant client base. He has spent most of his life in eastern Monmouth County. He attended Long Branch High School, Penn State University and received a B.S. degree from Monmouth University. He is a former member of the Congressional Award Council, a past member of the Advisory Board of Jersey Shore Bank, past Assistant Treasurer for the Long Branch Ronald McDonald House and served on the Board of the West Long Branch Sports Association. He is also a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Penta is a resident of West Long Branch, New Jersey. Mr. Penta has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

      Mark G. Solow is a co-founder of GarMark Advisors, L.L.C., a firm which manages a $410 million fund for mezzanine investments in connection with leveraged buyouts, corporate recapitalizations and growth financings. Prior to the formation of GarMark Advisors, L.L.C., Mr. Solow was a Senior Executive Vice President at Chemical Bank and a member of its Management Committee. At Chemical Bank, Mr. Solow was in charge of global investment banking and corporate and multinational banking in North America, Western Europe and Asia-Pacific. In addition, he was Senior Credit Officer for the United States, Canada, Western Europe and Asia. Mr. Solow received his B.S. and M.B.A. degrees from Bowling Green University. Mr. Solow resides in Red Bank, New Jersey. Mr. Solow has served as a member of the Boards of Directors of Monmouth Community Bank and Bancorp since their inception.

Meetings and Committees of the Board of Directors

      The Board of Directors of Bancorp conducts business through regularly scheduled meetings of the Board and through its committees, including an Executive Committee, a Loan Committee, an Audit Committee, an Investment Committee and a Franchise Expansion Committee. During the year 2003, the Board held twelve (12) regularly-scheduled meetings, with the ten current directors attending at least 92% of the meetings held. Bancorp also encourages all of its directors to attend the Annual Meeting and typically schedules a Board meeting immediately preceding the Annual Meeting. Last year, all of the directors of Bancorp attended the Annual Meeting and the preceding Board meeting.

Executive Committee

      The Executive Committee of the Board of Directors, which currently consists of directors James G. Aaron, Esq., Nicholas A. Alexander, C.P.A., John
A. Brockriede, Richard O. Lindsey, John F. McCann and James S. Vaccaro, meets as is necessary. All significant actions of the Executive Committee must be ratified by the Board of Directors. The Executive Committee met eleven (11) times during the year 2003, with all members attending at least 82% of the meetings held.

      The Executive Committee serves as Bancorp's Compensation Committee and, in that capacity, recommends to the Board of Directors annual salary levels for senior officers and staff. Mr. Vaccaro and Mr. Lindsey do not participate in discussions or recommendations regarding their own annual salary levels as officers of Bancorp and the Bank. The Executive Committee met in its capacity as the Compensation Committee twice during the year 2003.

Loan Committee

      The Loan Committee of the Board of Directors is comprised of directors Nicholas A. Alexander, C.P.A., Mark R. Aikins, Esq., John A. Brockriede, Richard
O. Lindsey, Harold M. Miller, Jr., Carmen M. Penta, C.P.A., and James S. Vaccaro. Kevin W. Hunt, the Bank's Senior Lending Officer, participates as management's representative in meetings of the Loan Committee. The Loan Committee met twenty-four (24) times during the year 2003, with all members attending at least 79% of the meetings held.

Investment Committee

      The Investment Committee of the Board of Directors consists of directors James G. Aaron, Esq., Richard O. Lindsey, John F. McCann, Harold M. Miller, Jr., Mark G. Solow and James S. Vaccaro. The Investment Committee reviews and provides direction on the various functions of balance sheet management. Included in this area are asset/liability management which measures the repricing characteristics of all balance sheet components, liquidity management which quantifies liquidity measurement and requirements, interest rate risk management which measures net interest income at risk under various interest rate scenarios, product pricing, capital adequacy measurement and investment portfolio management. The Investment Committee met four (4) times during the year 2003, with all members attending at least 75% of the meetings held.

Franchise Expansion Committee

      The Franchise Expansion Committee of the Board of Directors is comprised of James G. Aaron, Esq., Mark A. Aikins, Esq., John A. Brockriede, John F. McCann, Richard O. Lindsey, and James S. Vaccaro. The Franchise Expansion Committee is responsible for identifying potential branch sites, assessing the suitability, market demographics and competitive profile for potential sites and making recommendations to the Board of Directors regarding application to regulatory authorities for new branch locations. During 2003, the Franchise Expansion Committee met two (2) times with all members attending each meeting, with the exception of Mr. Brockriede, who attended one of the two meetings held.

Audit Committee

      For the year ended December 31, 2003, the Audit Committee of the Board of Directors of Bancorp consisted of directors Nicholas A. Alexander, C.P.A. Mark
R. Aikins, Esq., Carmen M. Penta, C.P.A. and Mark G. Solow. Each member of the Audit Committee qualifies as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the Securities and Exchange Commission. In addition, the Board has determined that Nicholas Alexander is both independent and qualifies as a financial expert by Securities and Exchange Commission rules. The Audit Committee is responsible for developing and monitoring the audit and loan review programs of the Bank. The Audit Committee recommends the loan review consultant to the Board, selects the outside auditor and meets with the Board to discuss the results of the annual audit and quarterly loan reviews and any related matters. The Audit Committee also receives and reviews the reports and findings and any other information presented to them by the Bank's officers regarding financial reporting policies and practices. The Audit Committee met four (4) times during the year 2003, with all members attending at least 75% of the meetings held, with the exception of Mr. Solow, who attended two of the four meetings held.

Report of the Audit Committee of the Board of Directors

      Notwithstanding anything to the contrary set forth in any of Bancorp's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      Audit Committee Charter

      The Audit Committee developed an Audit Committee Charter (the "Charter") in consultation with Bancorp's accounting and finance department, its internal auditor and Bancorp's independent public accountants. The Board adopted the Charter on January 24, 2002. On November 20, 2003, the Board amended and restated the Charter (the "Amended and Restated Charter"). The Amended and Restated Charter has been included as Appendix A to this Proxy Statement.

      Review of Audited Financial Statements for the year ended December 31,
2003

      The Audit Committee has reviewed and discussed with Bancorp's management the audited financial statements of Bancorp for the year ended December 31, 2003. The Audit Committee has discussed with KPMG LLP, Bancorp's independent public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee has discussed the independence of KPMG LLP with that firm.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that Bancorp's audited financial statements for the year ended December 31, 2003 be included in its Annual Report on Form 10-KSB for the year ended December 31, 2003 and that such Form 10-KSB be filed with the Securities and Exchange Commission.

Submitted by:  Nicholas A. Alexander, C.P.A.
               Mark R. Aikins, Esq.
               Carmen M. Penta, C.P.A.
               Mark G. Solow

Principal Accounting Fees and Services

      Audit Fees

      Bancorp paid a total of $68,500 in 2003 and $92,500 in 2002 to KPMG LLP for audit services, which included work related to the annual audit and quarterly reviews rendered in 2003 and 2002, respectively. It should be noted that the fees incurred in 2002 included those associated with Bancorp becoming a reporting entity under the Exchange Act on July 23, 2002 as well as fees associated with the registration of rights to purchase shares of Common Stock and shares of Common Stock under the Securities Act pursuant to a Registration Statement on Form SB-2. The rights and shares of Common Stock registered pursuant to the Registration Statement on Form SB-2 were offered to the existing shareholders of Bancorp and the general public in an offering that concluded on November 30, 2002.

      Audit Related Fees

      There were no fees associated with audit related services.

      Tax Fees

      Bancorp paid a total of $14,800 in 2003 and $12,000 in 2002 to KPMG LLP for income tax consultation, including income tax compliance, tax advice and tax planning.

      All Other Fees

      The Audit Committee has considered whether the non-audit services provided by KPMG LLP, including services rendered in connection with income tax consultation, were compatible with maintaining its independence and has determined that the nature and substance of the limited non-audit services did not impair the status of KPMG LLP as Bancorp's independent auditors. None of the engagements of KPMG LLP, which were pre-approved by the Audit Committee, made use of the de minimis exception to pre-approval contained in the rules of the Securities and Exchange Commission which permit limited engagements for non-audit services involving amounts under a specified threshold.

                               EXECUTIVE OFFICERS

      The name, address, age, current position and biographical information of each executive officer is set forth below:

Name and Address                         Age           Capacities in Which Served
----------------                         ---           --------------------------
James S. Vaccaro                          47           Chairman of the Board and Chief Executive
613 N. Edgemere Drive                                  Officer of Bancorp and the Bank
West Allenhurst, NJ  07711

Richard O. Lindsey                        64           President of Bancorp and the Bank
315 Hutchinson Avenue
Barrington, NJ  08007

Anthony Giordano, III                     38           Executive Vice President, Chief Financial
455 Brighton Avenue                                    Officer, Treasurer and Secretary of
Long Branch, NJ  07740                                 Bancorp and the Bank

Kevin W. Hunt                             43           Executive Vice President and Senior
3387 Patricia  Lane                                    Lending Officer of the Bank
Wall Township, NJ  07719

David A. O'Connor                         56           Senior Vice President of the Bank
4 Spring Court
Tinton Falls, NJ  07753

Biographical Information

      For the biographical information for James S. Vaccaro and Richard O. Lindsey, see "ELECTION OF DIRECTORS - Board of Directors."

      Anthony Giordano, III joined Monmouth Community Bank in May 1998 as a Senior Vice President and the Chief Financial Officer and Treasurer. He was elected as Secretary of Bancorp and the Bank in March 2003 and promoted to Executive Vice President in December 2003. Mr. Giordano has 16 years of financial analysis and accounting experience in the banking industry. Prior to joining Monmouth Community Bank, Mr. Giordano was employed by PNC Bank (formerly Midlantic Bank), where he served as Real Estate Banking Officer from 1996 to 1998 and Senior Accountant/Financial Analyst from 1994 to 1996. From 1988 to 1994, Mr. Giordano served in various positions at Shadow Lawn Savings Bank, including Budget and Financial Planning Manager and Financial Analyst. Mr. Giordano received a Masters of Business Administration from Monmouth University in 1992 and a Bachelor of Science degree in finance from Kean University in 1987. Mr. Giordano graduated from the Real Estate Institute at Monmouth University in 2000. Mr. Giordano has served on the Long Branch City Council since 1994.

      Kevin W. Hunt joined Monmouth Community Bank in May 1998 as a Senior Vice President and the Senior Lending Officer and was promoted to Executive Vice President in

December 2003. Mr. Hunt has over 19 years of banking and commercial lending experience. Prior to joining Monmouth Community Bank, Mr. Hunt was a Vice President of Tinton Falls State Bank from 1995 to 1998, and served as an Assistant Vice President of Central Jersey Bank & Trust Co. from 1989 to 1994. Prior thereto, he served in various positions at Midlantic National Bank. Mr. Hunt attended Lycoming College and Monmouth University.

      David A. O'Connor joined Monmouth Community Bank in May 1998 as a Vice President and the Business Development Officer, and currently serves as a Senior Vice President. Mr. O'Connor has over 29 years of banking experience. Mr. O'Connor served as a Branch Manager for The Bank of New York from 1993 to 1998 and, prior to the acquisition of National Community Bank by The Bank of New York, served in various positions at National Community Bank from 1985 to 1993, including that of Branch Manager, Vice President and Commercial Lender. Prior thereto, Mr. O'Connor served in various positions at several other banks since 1974. Mr. O'Connor received a Bachelor of Arts from St. Leo College in 1969 and a Master of Business Administration from the New York Institute of Technology in 1974.

Executive Compensation

      The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Bancorp and the Bank for the years ended December 31, 2003, 2002 and 2001 of the Chief Executive Officer and each other executive officer whose total annual salary and bonus for the year ended December 31, 2003 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation                     Long-Term Compensation
                                       -----------------------------------     ------------------------------------

                                                                                       Awards             Payouts
                                                                               ----------------------   -----------

                                                                   Other       Restricted  Securities
                                                                  Annual         Stock     Underlying                   All Other
                                                                 Compensa-      Award(s)     Options       LTIP         Compensa-
Name and Position               Year   Salary ($)   Bonus ($)    tion ($)          ($)      (#)(1)(2)   Payouts ($)    tion ($)(3)
-----------------               ----   ----------   ---------    --------      ----------  ----------   -----------    -----------
James S. Vaccaro                2003   $199,192      $20,000     $    --         $   --       26,250       $   --         $6,000
Chairman and                    2002    170,000       20,000          --             --        5,250           --          5,700
Chief Executive Officer         2001    160,385       15,000          --             --       23,152           --          5,290


Richard O. Lindsey              2003   $121,325      $ 7,500     $14,904(4)      $   --        8,925       $   --         $4,312
President                       2002    114,785        7,500      14,830(4)          --        2,625           --          4,113
                                2001    110,000        7,500      17,494(4)          --        8,681           --          3,525

Kevin W. Hunt                   2003   $ 99,852      $ 6,500     $    --         $   --        7,875       $   --         $   --
Executive Vice                  2002     94,396        6,500          --             --        2,625           --             --
President and Senior            2001     85,654        6,500          --             --        5,787           --             --
Lending Officer

----------
(1) Represents shares of Common Stock underlying options granted under the Monmouth Community Bancorp Stock Option Plan.

(2) The number of shares have been adjusted, as appropriate, to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2003, 2002 and 2001, respectively.

(3)   Represents amounts contributed by the Bank pursuant to its 401(k) plan.

(4) Represents amounts received in transportation allowances and healthcare benefits.

Employment Agreements

      Currently, none of the officers or employees of Bancorp or the Bank has an employment agreement with Bancorp or the Bank. At the discretion of the Board of Directors, Bancorp or the Bank may in the future enter into employment agreements with one or more of their officers or other employees.

Stock Option Plan

      On August 1, 2000, the Monmouth Community Bancorp Stock Option Plan (the "Stock Option Plan") was placed into effect. Pursuant to the Stock Option Plan, options to purchase up to 607,752 shares of Bancorp Common Stock may be granted to employees and directors of Bancorp or the Bank who are in a position to make significant contributions to the success of Bancorp or the Bank. As of December 31, 2003, options to purchase 277,793 shares of Bancorp's Common Stock were outstanding under the Stock Option Plan. Employees may be awarded either incentive stock options, which must have an exercise price of not less than 100% of the fair market value of Bancorp Common Stock on the date of grant, or non-qualified stock options, which will have an exercise price to be determined by the Board at grant. The total number of options that may be issued under the Stock Option Plan has been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2003, 2002, 2001 and 2000.

Securities Authorized for Issuance under Equity Compensation Plans

      The number of stock options outstanding under our Stock Option Plan, the weighted-average exercise price of outstanding options, and the number of securities remaining available for issuance, as of December 31, 2003, were as follows:

                         EQUITY COMPENSATION PLAN TABLE

                                                                                               Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                        Number of securities to       Weighted-average         equity compensation
                                        be issued upon exercise       exercise price of          plans (excluding
                                        of outstanding options,     outstanding options,     securities reflected in
                                        warrants and rights (2)      warrants and rights         column (a)) (3)
            Plan category                         (a)                        (b)                       (c)
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by security holders (1)                         277,793                    $14.51                    329,959

Equity compensation plans not
approved by security holders                         --                        --                         --

Total                                           277,793                    $14.51                    329,959

----------
(1) Bancorp has no equity compensation plans other than the Stock Option Plan described herein.

(2) The shares have been adjusted, as appropriate, to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2003, 2002, 2001 and 2000, respectively.

(3) The total number of shares available pursuant to the Stock Option Plan has been adjusted to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2003, 2002, 2001 and 2000.

Option Grants in the Last Fiscal Year

      Shown below is further information with respect to grants of stock options in the year ended December 31, 2003 to the Named Executive Officers which are reflected in the Summary Compensation Table under the caption "Executive Compensation."

                                               Individual Grants
-----------------------------------------------------------------------------------------------------------------
                                                   Percent of Total
                          Number of Securities    Options Granted to
                           Underlying Options     Employees in Fiscal
     Name                   Granted (#)(1)(2)            Year            Exercise Price (3)      Expiration Date
---------------------     --------------------    -------------------    ------------------      ---------------
James S. Vaccaro                25,000                   34.97%                 $25.00           December 1, 2013

Richard O. Lindsey               8,500                   11.89%                 $25.00           December 1, 2013

Kevin W. Hunt                    7,500                   10.49%                 $25.00           December 1, 2013

----------
(1) Represent shares of Common Stock underlying options granted under the Stock Option Plan.

(2) The number of securities underlying the options granted have not been adjusted to account for the 5% stock distribution made to the shareholders of Bancorp on December 31, 2003.

(3) The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

Year End Option Values

      The following table provides certain information with respect to options to purchase Common Stock held by the Named Executive Officers at December 31, 2003.

                                     Number of Shares of Common Stock
                                     Underlying Unexercised Options at         Value of Unexercised In-the-Money
                                          December 31, 2003 (1)(2)            Options at December 31, 2003 ($)(3)
                                     ---------------------------------        -----------------------------------
        Name                        Exercisable          Unexercisable         Exercisable          Unexercisable
----------------------              -----------          -------------         -----------          -------------
James S. Vaccaro                       12,888                 41,763              $  333,155           $1,079,574

Richard O. Lindsey                     17,150                 15,233              $  443,328           $  393,773

Kevin W. Hunt                           9,625                 12,736              $  248,806           $  329,226

----------
(1) The stock options contained in this table have been adjusted, as appropriate, to account for the 5% stock distributions made to the shareholders of Bancorp on December 31, 2003, 2002, 2001 and 2000, respectively.

(2) Includes both non-qualified and incentive stock options available for grant under the Stock Option Plan.

(3)   Based on a per share market price of $25.85 at December 31, 2003.

      No options were exercised by the Named Executive Officers during the year ended December 31, 2003.

Directors' Compensation

      Commencing April 1, 2001, Bancorp implemented a policy of compensating directors for their attendance at meetings of the Board ($200 per meeting) and committee members for their participation at committee meetings ($100 per meeting). Effective May 1, 2003, the compensation for directors for their attendance at meetings of the Board was increased to $500 per meeting and the compensation for committee members for their participation at committee meetings was increased to $250 per meeting. On February 28, 2003, each member of the Board was granted non-qualified stock options under Bancorp's Stock Option Plan. Each outside director (i.e., all directors other than James S. Vaccaro and Richard O. Lindsey) was granted non-qualified options to purchase 3,000 shares of Common Stock at a purchase price of $15.50 per share (number of shares and price not adjusted to account for the 5% stock distribution made to the shareholders of Bancorp on December 31, 2003), which was equal to the last trading price of the Common Stock on the NASDAQ SmallCap Market on the date of grant of the non-qualified options. 25% of the options vested on February 28, 2004 with the remaining options vesting 25% on consecutive anniversary dates of the grant. On February 28, 2004, each outside director was granted non-qualified options to purchase 6,000 shares of Common Stock at a purchase price of $27.50 per share, which was equal to the last trading price of the Common Stock on the NASDAQ SmallCap Market on the date of grant of the non-qualified options. The options granted on February 28, 2004 vest 25% on consecutive anniversary dates of the grant.

Certain Relationships and Related Party Transactions

      It is anticipated that certain directors of Bancorp, and the businesses and organizations with which they are associated, may have banking and non-banking transactions with the Bank in the ordinary course of business. Officers and other employees of the Bank also may have banking transactions with the Bank. The terms and conditions of any loan or commitment to loan, and of any other transaction, will be in accordance with applicable laws and on substantially the same terms as those prevailing at the time for comparable transactions with other persons or organizations with similar creditworthiness.

      The Bank's lease agreement, dated June 26, 1997, for its main office and branch located at 627 Second Avenue, Long Branch, New Jersey was with a general partnership, KFC Associates, of which John Brockriede, a director of Bancorp, has a 30% interest. The initial term of the lease, which commenced on July 28, 1998, was for ten (10) years. The negotiations with respect to the Long Branch lease were conducted at arms-length and the Board of Directors of Bancorp believed that the terms and conditions of the Long Branch lease were comparable to terms that would have been available from an unaffiliated third party to the Bank. On August 1, 2003, the Bank exercised its option to purchase its main office and branch (land and building), pursuant to the terms of its lease with KFC Associates. The purchase price paid for the land and building was $550,000.

      In addition, to alleviate the need for additional conference rooms at the Bank's Long Branch location, on April 1, 1999, the Bank entered into a five (5) year lease to rent a 420 square foot conference room located at 6 West End Court, Long Branch, New Jersey. The Bank pays rent in the amount of $10 per square foot annually, or $350 per month. Subsequently, the need for office and storage space resulted in the leasing at 6 West End Court of an office suite of 549 square feet, storage space of 88 square feet and two offices of 210 square feet and 285 square feet, respectively. The additional space at 6 West End Court is subject to the identical terms and conditions as the original space and has been documented by addendum to the original lease. The landlord of the space leased at 6 West End Court is MCB Associates, L.L.C. The following directors of Bancorp have an interest in MCB Associates, L.L.C.: James G. Aaron, Mark R. Aikins, Nicholas A. Alexander, John A. Brockreide, Richard O. Lindsey, John F. McCann, Harold M. Miller, Jr., Carmen M. Penta, Mark G. Solow and James S. Vaccaro. The negotiations with respect to the leased conference room and office and storage space at 6 West End Court were conducted at arms-length and the lease amount to be paid by the Bank was determined by an independent appraiser to be at fair market value. This lease terminated on March 31, 2004, and the Bank fully anticipates entering into a new lease with MCB Associates, L.L.C. with terms and conditions to be negotiated. The lease amount to be paid will be at fair market value as determined by an independent appraiser. In the interim, the Bank rents space on a month to month basis on terms consistent with the prior lease.

      In 2003, the Bank's lending staff, from time to time, retained the services of the law firm of Ansell, Zaro, Grimm & Aaron, P.C., of which James G. Aaron, a director of Bancorp and the Bank, is a shareholder.

      In 2003 and 2002, Bancorp purchased from Elite Forms, Inc. certain business forms and other related products for an aggregate purchase price of $39,297 and $54,749, respectively. Elite Forms, Inc. is owned by Ken and Barbara LePosa, the father and mother-in-law of Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of Bancorp and the Bank. The purchases were made on an arms-length basis by the purchasing officer of the Bank who is responsible for ensuring that products purchased by the Bank are made on the best available terms and rates.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires Bancorp's executive officers and directors, and persons who own more than ten percent of a registered class of Bancorp's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish Bancorp with copies of all Forms 3, 4 and 5 they file.

      Based solely on Bancorp's review of the copies of such forms it has received, Bancorp believes that, during the year ended December 31, 2003, all of its executive officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to reports required to be filed by Section 16(a) of the Exchange Act.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board has adopted a formal process to be followed for those shareholders who wish to communicate directly with the Board or any individual director of Bancorp. A shareholder can contact the Board, or any individual director, by sending a written communication to: Monmouth Community Bancorp, Board of Directors, c/o Chairman of the Board, 627 Second

Avenue, Long Branch, New Jersey 07740. A shareholder's letter should also indicate that he or she is a shareholder of Bancorp. The Chairman shall either
(i) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (ii) determine that the communication should not be forwarded to the Board because, in his or her judgment, (A) the communication is primarily commercial in nature and relates to Bancorp's ordinary business or relates to a topic that is improper or not relevant to the Board; or (B) Bancorp's management can adequately handle the shareholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a shareholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

      At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

                 SHAREHOLDER PROPOSALS AND NOMINEES FOR DIRECTOR

      Shareholder proposals for presentation at Bancorp's next annual meeting of shareholders must be received by Bancorp at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2004. Bancorp's By-laws contain certain procedures which must be followed in connection with shareholder proposals.

      The independent directors of the Executive Committee of the Board will also consider nominees for director suggested by shareholders of Bancorp applying the same criteria for nominees described under "Election of Directors - Nomination Process" and considering the additional information required below. A shareholder's nominee(s) for director for consideration by the Executive Committee must be received by Bancorp at its principal executive offices no later than December 31, 2004 and must be accompanied by the following information: (i) the name and contact information for the nominee; (ii) a statement of the nominee's business experience and educational background; (iii) a detailed description describing any relationship between the nominee and the proposing shareholder; (iv) a statement by the shareholder explaining why he or she believes that the nominee is qualified to serve on the Board and how his or her service would benefit Bancorp; and (v) a statement that the nominee is willing to be considered and willing to serve as a director of Bancorp if nominated and elected. The Board retains complete discretion for making nominations for election as a member of the Board.

                                  ANNUAL REPORT

      The annual report to shareholders for the year ended December 31, 2003 accompanies this Proxy Statement. KPMG LLP has audited the financial statements for the year ended December 31, 2003, which statements are contained in the annual report to shareholders. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

      Selection of the independent public accountants for Bancorp is made by the Audit Committee of the Board of Directors. KPMG LLP was Bancorp's independent public accountants for the year ended December 31, 2003. The Audit Committee has selected KPMG LLP to serve as Bancorp's independent public accountants for the year ended December 31, 2004.

      A representative of KPMG LLP will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from shareholders of Bancorp.

                                  OTHER MATTERS

      It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

      On written request, Bancorp will provide without charge to each record or beneficial holder of the Bancorp's Common Stock, a copy of Bancorp's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the year ended December 31, 2003. Requests should be addressed to Mr. James S. Vaccaro, Chairman and Chief Executive Officer, Monmouth Community Bancorp, 627 Second Avenue, Long Branch, New Jersey 07740. It should be noted that a copy of the Annual Report on Form 10-KSB is included with the annual report to shareholders which accompanies this Proxy Statement.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.

                                          By Order of the Board of Directors


                                          /s/ Anthony Giordano, III

                                          Anthony Giordano, III
                                          Secretary

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                           MONMOUTH COMMUNITY BANCORP

                 (Amended and Restated as of November 20, 2003)

I.    PURPOSES; AUTHORITY.

      A. The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Monmouth Community Bancorp, and its subsidiary(ies) (collectively the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Committee is to:

                  1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems, and the integrity of the Company's financial statements;

                  2. Serve as the sole authority to which the independent auditor (the "Independent Auditor") is accountable, and have the sole authority and responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor, including any significant non-audit relationship with the Independent Auditor;

                  3. Serve as the ultimate authority to which the internal auditing function ("Internal Audit") is accountable;

                  4. Monitor the qualification, independence and performance of the Independent Auditor and Internal Audit, including reviewing their audit efforts;

                  5. Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit, and the Board; and

                  6. Assist in the Board's oversight of the Company's compliance with legal and regulatory requirements.

      B. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Independent Auditor, Internal Audit and anyone else in the Company. The Committee may retain, at the Company's expense, such special legal, accounting, or other consultants or experts as it deems necessary in the performance of its duties. Alternatively, to the extent consistent with the rules promulgated by the Securities and Exchange Commission ("SEC"), the Committee may refer any matter to the Board to determine whether an investigation of a particular matter is appropriate and, if so, how it shall be conducted.

      C. The Company shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of:

                  1. Compensation to any registered public accounting firm, including, without limitation, the Independent Auditor, engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

                  2. Compensation to any special legal, accounting, or other consultants or experts employed by the Committee pursuant to Section I.B.; and

                  3. Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

II.   COMPOSITION AND EXPERTISE; MEETINGS.

      A. The Committee shall be comprised of four or more directors as determined by the Board.

      B. All members of the Committee shall be independent directors, free from any relationship to the Company that may interfere with the exercise of their independence from management and the Company, and each member of the Committee shall have been determined by the Board to be "independent."

      C. All members of the Committee shall be financially literate. To be financially literate, a person shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, or shall become able to do so within a reasonable period of time after his or her appointment to the Committee.

      D. At least one member of the Committee shall have, and continue to have, past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      E. Committee members shall be appointed by, and serve at the pleasure of, the Board. Committee members shall have the qualifications specified in this Charter and shall meet any other requirements of the OCC, SEC, and NASDAQ.

            Determinations as to whether a particular director satisfies the requirements for membership on the Committee shall be made by the Board.

      F. The Board shall appoint a Chairman who will preside at Committee meetings and report on behalf of the Committee to the Board. If the Chairman is not present at a meeting, the members of the Committee shall, by majority vote, elect a member to serve as the Chairman for that meeting.

      G. The Committee generally will meet four times annually, but may meet more or less frequently as circumstances dictate. In addition to regularly scheduled meetings, the Committee shall meet at the request of any member. The Committee shall meet privately in executive session at least annually with management, the Director or Internal Audit and the Independent Auditor. In addition, the Committee shall meet privately in executive session at any time upon the request of management, the Director of Internal Audit or the Independent Auditor.

      H. A majority of the entire Committee shall constitute a quorum for the transaction of business. The action of a majority of the members present at a meeting at which a quorum is present shall be the action of the Committee. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if the unanimous written consent that sets forth the action is signed by each member of the Committee and filed with the minutes of the proceedings of the Committee. The Committee may establish such other rules of procedure for its business as it deems desirable.

III.  DUTIES AND RESPONSIBILITIES.

      In addition to other duties and responsibilities set forth in this Charter, the Committee's specific responsibilities and duties shall include the following:

      A.    Review Procedures.

                  1. Review and reassess the adequacy of this Charter at least annually and recommend to the Board any appropriate extensions or changes in the duties of the Committee. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations;

                  2. Review the Company's annual audited financial statements in draft and substantially final form prior to filing or distribution. Review should include (a) discussion with management and the Independent Auditor of significant issues regarding accounting principles, practices and judgments, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of

                        Operations," and (b) discussion with the Independent Auditor about the quality of the accounting principles as applied in the preparation of the Company's financial statements. If significant issues are identified prior to filing or distribution of the annual audited financial statements, the Committee shall be informed of these issues and shall either meet to review them or discuss them by telephone conference call;

                  3. With respect to the Company's annual and quarterly financial statements, discuss any items required to be communicated by the Independent Auditor in accordance with Statement of Auditing Standards Number 61. The Chairman of the Committee may represent the entire Committee for purposes of this discussion;

                  4. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysis and rating agencies;

                  5. In consultation with management, the Independent Auditor and Internal Audit, consider the integrity of the Company's financial reporting processes and controls. Review recommendations presented by the Independent Auditor in their "management letter," including the status of previous recommendations, together with management's responses, and discuss the adequacy of staffing, including the quality of the Company's financial and accounting personnel;

                  6. Review the Independent Auditor's audit plan and discuss the general audit approach, scope, staffing and reliance upon management and Internal Audit;

                  7. Following completion of the annual audit, review separately with each of management, the Independent Auditor and Internal Audit any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

                  8. Review any significant disagreements, disputes or difficulties among management and the Independent Auditor or Internal Audit in connection with the preparation of the financial statements and other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

      B.    Internal Audit Function and Legal Compliance.

                  1. Review an annual report from Internal Audit regarding its activities, audit plan, budget and staffing. Review any significant reports prepared for management by Internal Audit and management's response and follow-up to these reports;

                  2. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquires received from regulators or governmental agencies; and

                  3. Review management's monitoring of compliance with the Company's Code of Business Conduct, including particularly whether management has the proper review system to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

      C.    Other Audit Committee Responsibilities.

                  1. Annually report to the Board on the Committee's activities, including an evaluation of the Committee's performance over the past year, and provide the Board with such additional reports as are appropriate;

                  2. Establish clear hiring policies for employees or former employees of the Independent Auditor;

                  3.    Establish procedures for:

                                a. the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

                                b. the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

                  4. As appropriate, obtain advise and assistance from outside legal, accounting or other advisors;

                  5. Review policies with respect to risk assessment and risk management; and

                  6. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

IV.   RELATIONSHIP WITH INDEPENDENT AUDITOR.

      A. The Independent Auditor is solely accountable to the Committee. The Committee shall review the independence and performance of the Independent Auditor. The

            Committee has the sole authority to retain, compensate, oversee and discharge the Independent Auditor, and to approve any significant non-audit relationship with the Independent Auditor. The Committee shall annually appoint the Independent Auditor or discharge the Independent Auditor when circumstances warrant.

      B. On at least an annual basis, the Committee shall review a formal written report from the Independent Auditor describing:

                  1. The Independent Auditor's internal quality-control procedures;

                  2. Any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues; and

                  3. All relationships between the Independent Auditor and the Company, consistent with Independence Standards Board Standard 1.

            The Committee shall discuss with the Independent Auditor any disclosed material quality-control issues and relationships or services that may impact the qualifications, performance, objectivity and independence of the Independent Auditor and, if appropriate, take action to oversee the independence of the Independent Auditor.

V.    LIMITATION ON COMMITTEE RESPONSIBILITIES.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Audit or to assure compliance with laws and regulations.

                                REVOCABLE PROXY
                           MONMOUTH COMMUNITY BANCORP

                 [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       For Annual Meeting of Shareholders
                                on May 27, 2004

The undersigned, a shareholder of Monmouth community BANCORP, hereby constitutes and appoints JAMES S. VACCARO and RICHARD O. LINDSEY, and each of them, as proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Monmouth Community Bancorp called and to be held at 61 Main Avenue, Ocean Grove, New Jersey, on Thursday, May 27, 2004 at 6:00 p.m. (the "Annual Meeting") and any adjournment or postponement thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present.




1. To elect the following nominees for director of Monmouth Community Bancorp who will serve until the next annual meeting of shareholders and until their successors have been elected and qualify (vote on all):
James G. Aaron, Esq., Mark R. Aikins, Esq.,
Nicholas A. Alexander, C.P.A., John A. Brockriede,
Richard O. Lindsey, John F. McCann, Harold M. Miller, Jr.,
Carmen M. Penta, C.P.A., Mark G. Solow and James S. Vaccaro

            With-    For All
   For      hold     Except
   [_]      [_]       [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

Please be sure to sign and date this Proxy in the box below.

----------------------------------------
                  Date

----------------------------------------
         Shareholder sign above

----------------------------------------
      Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

                           MONMOUTH COMMUNITY BANCORP

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.


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